EXHIBIT 99.1


                    CERTIFICATION PURSUANT TO
                     18 U.S.C.SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Arena Resources, Inc. on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lloyd T. Rochford, CEO, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The  Report  fully  complies with the  requirements  of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The   information  contained  in  the   Report   fairly
          presents, in all material respects, the financial condition and results of operation of the Company.


/s/  Lloyd T. Rochford
___________________________
Lloyd T. Rochford
Chief Executive Officer
August 7, 2003




EXHIBIT 99.1


                    CERTIFICATION PURSUANT TO
                     18 U.S.C.SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Arena Resources, Inc. on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William R. Broaddrick, CFO, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The  Report  fully  complies with the  requirements  of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The   information  contained  in  the   Report   fairly
          presents, in all material respects, the financial condition and results of operation of the Company.



/s/  William R. Broaddrick
___________________________
William R. Broaddrick
Chief Financial Officer
August 7, 2003